EXHIBIT 32.2

SECTION 1350 CERTIFICATION

     In connection with the Quarterly Report of Luminent Mortgage Capital, Inc. (the Company) on Form 10-Q for the quarterly period ended March 31, 2004 (the Report), I, Christopher J. Zyda, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 7, 2004

By:	/s/ CHRISTOPHER J. ZYDA

Christopher J. Zyda
Chief Financial Officer
(Principal Financial and Accounting Officer)

     A signed original of this written statement required by Section 906 has been provided to Luminent Mortgage Capital, Inc. and will be retained by Luminent Mortgage Capital, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.